EXHIBIT 10

ERNST & YOUNG LLP      One Houston Center            Phone: 713 750 1500
                       Suite 2400                    Fax:   713 750 1501
                       1221 McKinney Street
                       Houston, Texas 77010-2007


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference made to our firm under the caption "Independent Auditors" and to the use of our reports dated January 31, 1997, as to American General Life Insurance Company Separate Account D, and March 20, 1997, as to American General Life Insurance Company, in Post-Effective Amendment No. 13 to the Registration Statement (Form N-4 No. 33-43390) of American General Life Insurance Company Separate Account D.


                                                    /s/ERNST & YOUNG LLP
                                                    --------------------
                                                    ERNST & YOUNG LLP


Houston, Texas
May 19, 1997